Non-current interest-bearing liabilities	3 Months Ended
Mar. 31, 2022
Non-current interest-bearing liabilities
Non-current interest-bearing liabilities

Note 11 - Non-current interest-bearing liabilities

	March 31,		December 31,
(SEK in thousands)	2022	2021	2021
Opening balance	189,164	—	—
New borrowings	—	—	199,524
Transaction costs paid	—	—	(14,858)
Interest expense	1,196	—	2,145
Exchange difference on translation	2,271	—	2,353
Closing balance	192,632	—	189,164

In July 2021, Calliditas signed a loan agreement of up to the euroequivalent of USD 75 million with Kreos Capital. The loan facility is divided into three tranches of USD 25 million each. Drawdown of the first USD 25 million tranche was made in 2021. Drawdown of the second tranche of USD 25 million can be made until June 30, 2022. Drawdown of the third and final USD 25 million tranche can be made until December 31, 2022, and will be available subject to certain revenue milestones and coverage metrics. The interest rate on the loan is 9% per annum with a maturity to December 2025, which is recognized at Net financial income/(expenses). The loan has no financial covenants.